EXHIBIT 99.1
             SIGNATURES OF REPORTING PERSONS


      After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 3 is true, complete and correct.

April 21, 2010


WARBURG PINCUS PRIVATE EQUITY X, L.P.

By:	Warburg Pincus X, L.P., its general partner
By:	Warburg Pincus X LLC, its general partner
By:	Warburg Pincus Partners, LLC, its sole member
By:	Warburg Pincus & Co., its managing member
By:	/s/ Scott A. Arenare
        Name:  Scott A. Arenare
	Title:  Partner


WARBURG PINCUS X PARTNERS, L.P.

By:	Warburg Pincus X, L.P., its general partner
By:	Warburg Pincus X LLC, its general partner
By: 	Warburg Pincus Partners, LLC, its sole member
By: 	Warburg Pincus & Co., its managing member
By:	/s/ Scott A. Arenare
        Name:  Scott A. Arenare
	Title:  Partner

WARBURG PINCUS X, L.P.


By:	Warburg Pincus X LLC, its general partner
By: 	Warburg Pincus Partners, LLC, its sole member
By: 	Warburg Pincus & Co., its managing member
By:	/s/ Scott A. Arenare
        Name:  Scott A. Arenare
	Title:  Partner


WARBURG PINCUS X LLC

By: 	Warburg Pincus Partners, LLC, its sole member
By: 	Warburg Pincus & Co., its managing member
By:	/s/ Scott A. Arenare
        Name:  Scott A. Arenare
	Title:  Partner


WARBURG PINCUS PARTNERS, LLC

By: 	Warburg Pincus & Co., its Managing Member
By:	/s/ Scott A. Arenare
        Name:  Scott A. Arenare
	Title:  Partner


WARBURG PINCUS & CO.

By:	/s/ Scott A. Arenare
        Name:  Scott A. Arenare
	Title:  Partner


WARBURG PINCUS LLC

By:	/s/ Scott A. Arenare
        Name:  Scott A. Arenare
	Title:  Managing Director

CHARLES R. KAYE

By:	/s/ Scott A. Arenare
        Name:  Charles R. Kaye
	By:  Scott A. Arenare, Attorney-in-Fact*

JOSEPH P. LANDY

By:	/s/ Scott A. Arenare
	Name:  Joseph P. Landy
	By:  Scott A. Arenare, Attorney-in-Fact**


* The Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006 as an exhibit to a
Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

** The Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006 as an exhibit to a
Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.